UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 5, 2019
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(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 37th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2019, based on the unanimous approval of the Compensation Committee of the Board of Directors, Travelzoo entered into an option agreement with Holger Bartel, Global Chief Executive Officer. Under the option agreement, Mr. Bartel receives equity compensation of 400,000 stock options that begin to vest on January 1, 2020, with quarterly vesting thereafter through December 31, 2021.

The information set forth above relating to the option agreement between Travelzoo and Mr. Bartel is qualified in its entirety by reference to the full text of the agreement, which is filed as an exhibit to this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	September 10, 2019	By:	/s/ Lisa Su
Lisa Su Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

10.3	Non-qualified Option Agreement between Travelzoo and Holger Bartel, dated September 5, 2019